UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-8253

The Boyar Value Fund Inc.

(Exact name of registrant as specified in charter)

35 East 21st Street, New York, NY 10010

(Address of principal executive offices)

(Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

212 995-8300

Date of fiscal year end:12/31

Date of reporting period: 6/30/08

Item 1.  Reports to Stockholders.

Boyar Value Fund, Inc.

Semi-Annual Report
June 30, 2008

Mutual Funds: • are not FDIC insured • have no bank guarantee • may lose value

Dear Boyar Value Fund Shareholder:

A Look Back At The First Half of 2008

Fasten your seat belts, it looks like we are in for another bumpy year.  Stocks began 2008 with a negative bias, as fears relating to the subprime mortgage problem, concerns about the viability of the financial system, and a further deterioration in the U.S. housing market intensified.

The acquisition in March of troubled Bear Stearns by J.P. Morgan Chase coupled with the Federal Reserve’s decision to open the discount window to investment banks for the first time since the great depression fueled a significant stock market rally led by the deeply depressed financial sector.

The rally quickly dissipated by June as investors began to acknowledge the resolution of the Bear Stearns collapse did not resolve the problems facing the economy.  With oil prices in record territory, concerns about inflation, and deteriorating corporate profits the market began another swoon.

All the leading U.S. stock market indices are close to their yearly lows reached in early March just before the sale of Bear Stearns.  Furthermore, the S&P 500 and the Russell 1000 are down more than 15% from their all-time high established last October.

The only sector within the Russell 1000 that is materially in the black for 2008 is energy.  All the rest are in the red or just marginally positive.  The worst performing sector continues to be financials which have declined more than 20%.  A significant portion of our negative performance, -17.94% as compared to -11.91% for the S&P 500, both on an absolute and relative basis for The Boyar Value Fund (“Fund”) can be directly attributable to this sector.  Lehman (-69.7%) and CIT (-63.9%), both financials, were the two worst performers in the portfolio.  On the positive side Diebold received an unsolicited $40 per share takeover bid and advanced by almost 30% year to date.

The stock market’s leadership continues to narrow with commodity-based businesses receiving all the attention.  At the moment valuations do not matter. What is important is price momentum.  This is very similar to what happened during the dot.com bubble. Meanwhile, great businesses with well-established franchises are being ignored and are currently selling at bargain basement levels.  It has been quite some time since so many companies we currently own or want to own are selling at such attractive valuations.

Daddy, What’s A Bear Market?

All the leading stock market indices briefly morphed into an official bear market, which is defined by a loss of at least 20 percent.

There have been 10 official bear markets since 1946, based on the Standard & Poor’s 500 Index of widely held stocks.  Those plunges on average have erased nearly a third of the market’s value over 490 calendar days, according to S&P.  Furthermore, the market has needed approximately another 1¼ years to make up those grisly losses. The current bear market is approximately 180 days old and during that time frame, the Dow Jones Industrial Average has already lost approximately two-thirds of what a typical bear market loses.

Furthermore, not all stocks and sectors bottom at precisely the same moment in time.  For example, financial, consumer discretionary and telecommunication stocks have declined by more than 35% since the major indices hit their peaks last October.  It is quite possible that most of the carnage has already been inflicted within those areas.

Up until now, the only portion of the market that has not been bruised by the correction has been “Stuff Stocks” (i.e. energy, materials and industrials).  From a historical perspective, it is quite unusual for any sector to escape unscathed from a protracted market meltdown, and we have no reason to believe this time is different. If history repeats itself, there is a high degree of probability that the current market leaders particularly energy and other commodity-based businesses will suffer the most during the last innings of the current market meltdown as they play catch up in terms of valuation destruction with the already battered and bruised financials, consumer discretionary and telecommunication sectors.

While it is foolhardy to predict where the leading stock market indices will be during the short-term, our work indicates that an unusually wide disparity exists between the current market value and the intrinsic value of a large number of businesses we follow.

When you bought into the gospel of “stocks for the long run”, did you have any idea how long the long run can turn out to be?  Exactly 10 years ago, the Standard & Poor’s 500 stock index was at 1164, it closed on July 11 at 1239.  That’s an annualized return of 0.63%.  At that rate, it will take you 111 more years to double your money in the stock market.

In the last long bear market, 1969 to 1982, stocks returned just 5.6% annually; after inflation investors lost more than 2% a year.  That mauling by the bear made stocks so inexpensive that over the ensuing 18 years they went up 18.5% a year, enough to turn $10,000 into more than $200,000. History teaches us that painstaking investors – literally those who can take the pain of a bear market that seems to drop another 1% everyday, will ultimately triumph by patiently amassing greater and greater equity positions at better and better prices.

We have listed below four examples of businesses that have lost a significant portion of their market value, and in our opinion, have the ability to advance materially during the next few years.

Saks (SKS $9.65) – Saks common equity has lost 58% of its value during the past year.
The company owns a number of its stores, including its venerable flagship Fifth Avenue location in Manhattan. It’s our belief that its real estate holdings could be worth as much as 90% of its current stock market valuation. A pair of activist investors (Baugur and Landmark) own nearly 10% of Saks’ outstanding common equity and both have indicated an interest in acquiring the entire entity. We believe Saks is worth in excess of $20 per share.

CBS (CBS $17.78) – While CBS faces headwinds from a weakening advertising market, the company will produce substantial free cash flow and trades well below any reasonable estimate of its intrinsic value. CBS has increased its dividend six times since becoming an independent public company again, and now sports a 6% dividend yield. It currently trades at a very modest seven times estimated free cash flow. We believe its private market value currently exceeds $35 per share.

MGM Mirage (MGM $30.76) – We believe investors could be replicating the same mistake made in September 2001, as the “herd” again misinterprets a cyclical pullback related to an economic slowdown as a more permanent decline. MGM remains a leader in an industry characterized by high regulatory requirements and significant financial barriers to entry. The company’s stated book value currently exceeds $21 per share, which significantly understates the true value of its real estate holdings located on the Las Vegas strip. Trading at only 8x estimated 2008 EBITDA, we believe MGM’s price could come close to its 2007 high of $100.50 over the next few years.

Travelers (TRV $43.28) – While the insurance industry faces a softer pricing environment, we believe investors with a short-term bias have overreacted by sending Travelers stock price just slightly above book value. Additionally, Traveler’s does not have any meaningful subprime exposure and the company has been actively repurchasing its shares. Assuming low double-digit returns on equity over the next two years, and placing an average insurance valuation for this property and casualty giant, we believe Traveler’s shares could advance 50% from current levels over the next two years.

The Boyar Value Fund’s Ten-Year Anniversary

On May 31, 2008, the Fund celebrated its ten-year anniversary.  The Fund gained 5.84% annualized for the 10-year period ending May 31, 2008 versus 4.21% for the S&P 500 and 4.58% for the Morningstar Large-Cap Core category average. During the same time period, the Fund ranked in the eighteenth percentile in the above-mentioned Morningstar category. The Fund ranked in the ninety-sixth percentile out of 2072 funds over the one year period, in the ninety-eighth percentile out of 1668 funds over the 3 year period, and ninety-eighth out of 1307 funds over the 5 - year period ending May 31, 2008.

The Fund’s performance during the past five years was negatively impacted to a large extent because it had virtually no exposure to commodity based stocks which were responsible for much of the gain experienced by the S&P 500 during that time period. It is quite unusual for this group to outperform for such an extended time frame, which is one of the reasons we have rarely invested in these kinds of stocks. Furthermore, the Fund’s relatively high exposure to financials, which were the poorest performing sector during the past half-decade, had a deleterious effect on the Fund’s results.

While the Fund admittedly has performed poorly during the short-term, we should point out this is not unusual or cause for alarm. For example, during the ten-year history of the fund it has under-performed the S&P 500 six out of ten years. However during that same time span we have bested both the S&P 500 and our Morningstar peer group on an annualized basis.

We continue to believe that the Fund is an appropriate vehicle for an individual seeking above average capital appreciation on an after-tax basis. Remember, it is the tortoise not the hare that is triumphant.

Competitive Returns

Average Annual Returns

(As of 6/30/08)	1 Year	3 Year	5 Year	5/5/98* to 6/30/08
Boyar Value Fund
At NAV	-25.03%	-2.45%	1.97%	4.34%
Inclusive of sales charges**	-28.77%	-4.10%	0.93%	3.81%
After taxes on
distribution**	-29.51%	-4.74%	0.35%	3.33%
After taxes on distribution and the
sale of shares**	-17.40%	-3.27%	0.81%	3.17%
S&P 500 Index	-13.12%	4.41%	7.58%	3.03%
Russell 2000 Index	-16.19%	3.79%	10.29%	4.91%

                                                                                *Inception.

                                                                                **Calculated using maximum sales charges of 5.00%.

Cumulative Returns Since Inception

NAV (5/5/98 through 6/30/08)

**Calculated without sales charges.

The performance data quoted represents past performance. Past performance does not guarantee future results, and except where noted as after taxes, does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-266-5566.

The Boyar Value Fund has a maximum sales charge of 5.00%. After-tax returns are calculated using the highest historical individual Federal income tax rate and do not reflect the additional impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. The Fund may invest in stocks of several different capitalization levels and it is important to note that historically, small- and mid-cap stocks have experienced greater volatility than stocks of larger, more established companies. Additionally, value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

The S&P 500 Index (“S&P 500”) is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries.

The Russell 2000 Index (“Russell 2000”) measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

The Dow Jones Industrial Average (“Dow Jones”) is a price-weighted average based on the price-only performance of 30 blue chip stocks (the average is computed by adding the prices of the 30 stocks and dividing by a denominator, which has been adjusted over the years for stock splits, stock dividends and substitutions of stocks).

The NASDAQ Composite Index (“NASDAQ”) is a market price only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as National Markets System traded foreign common stocks and American Depositary Receipts.

The performance of the indices includes reinvestment of dividends and capital gains, however, it does not include any expenses or a deduction for Federal income taxes. A shareholder cannot invest in an index.

The total annual operating expense ratio for the Boyar Value Fund (before fee waivers/expense reimbursements) as stated in the fee table in the Fund’s prospectus dated May 1, 2008 was 1.97%.  The net annual operating expense ratio (after fee waivers/expense reimbursement) was 1.77% for the same period.  [An updated total annual operating expenses figure will appear in the Fund’s next prospectus update.  This figure will be derived from financial highlight table presented in the Fund’s annual report.]

Portfolio Diversification By Sector (as of June 30, 2008)

(as a percentage of total net assets)

(Unaudited)

The composition of the Fund’s portfolio is subject to change.

It’s not what you make; it’s what you keep – Taxes are potentially the biggest expense an individual mutual fund investor will experience.

▪

By holding stocks for long periods of time, you postpone paying taxes, which positively impacts long-term returns.

▪

Buying and holding stocks for long periods may sound stodgy, but it postpones the payment of capital gains taxes with the added positive effects on the compounding rate. Since profit taking involves transactions, it obliges you to take the IRS in as a partner. With profits not taken, there is a future tax liability, but all the money is still working for its owner. No transactions, no tax.

▪

The Boyar Value Fund believes that holding stocks for long periods of time is the best way for an individual investor to create wealth.

As you can see from the chart below, our buy and hold philosophy has enabled the Fund to produce after tax returns that pretty much mirror our pre-tax returns. The returns used in the illustration exclude loads, but are inclusive of all fees, and assumes the highest rates when calculating after tax returns.

Period Ending June 30, 2008
	1 Year	3 Year	5 Year	5/5/98* to 6/30/08
No load pre-tax returns	-25.80%	-3.10%	1.38%	3.86%
No load after-tax returns	-14.90%	-1.88%	1.70%	3.64%

                                                          *Inception.

The performance data quoted represents past performance. Past performance does not guarantee future results, and except where noted as after-tax, does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-266-5566.

Boyar Value Fund Philosophy Goals

▪

The Boyar Value Fund tends to buy the common shares of publicly traded businesses that are selling in the market place at significant discounts to our estimate of their intrinsic or private market value. We will not, and never have, invested in fads or gimmicks such as the Internet.

▪

Furthermore, quite a few of the businesses that we invest in are either not widely followed by the majority of Wall Street brokerage houses or may have plummeted in value because they failed to meet analysts’ earnings expectations.

▪

Purchasing out of favor companies may inhibit short-term performance, since it may take some time for these companies to right themselves. On the other hand, we believe that it does create a “margin of safety,” since most of these businesses have plunged in value by such a margin that most of the downside risk has been significantly reduced.

▪

Over an investment time horizon of three to five years, it is our hope that these undervalued corporations will be re-evaluated upward by the stock market or the assets of the businesses may be acquired by a third party.

▪

A long-term orientation may sound stodgy, but it is as important to investment success as picking the right stocks and buying them at the right price and at the right time. Holding the equity of good companies purchased at bargain prices allows compounding to work its magic without the return-eroding effects of commissions and capital gains taxes.

If you have any questions please do not hesitate to call (212) 995-8300.

Very truly yours,

Mark A. Boyar

Chief Investment Officer

The Fund is distributed by Ladenburg Thalmann & Co., Inc

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2008
	Shares		Value
		COMMON STOCKS - 74.1%
		BANKS - 2.2%
	13,207	Bank of New York Mellon Corp. (The)	$ 499,621

		COMMERCIAL SERVICES - 3.3%
	9,500	Arbitron, Inc.	451,250
	22,600	Midas, Inc. *	305,100
			756,350

		DIVERSIFIED FINANCIAL SERVICES - 10.2%
	14,500	Ameriprise Financial, Inc.	589,715
	4,000	CIT Group, Inc.	27,240
	18,300	Citigroup, Inc.	306,708
	22,250	J.P. Morgan Chase & Co.	763,398
	4,400	Lehman Brothers Holdings, Inc.	87,164
	10,000	Merrill Lynch & Co., Inc.	317,100
	10,000	Nasdaq OMX Group (The) *	265,500
			2,356,825

		FOOD & BEVERAGE - 5.0%
	14,000	H.J. Heinz Co.	669,900
	6,000	Kraft Foods, Inc.	170,700
	15,900	PepsiAmericas, Inc.	314,502
			1,155,102

		INSURANCE - 3.7%
	19,886	St. Paul Travelers Cos., Inc. (The)	863,052

		LEISURE TIME - 2.2%
	15,500	Carnival Corp.	510,880

		LODGING - 4.2%
	9,500	MGM Mirage *	321,955
	15,100	Orient-Express Hotels, Ltd., Class A	655,944
			977,899

	See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2008 (Continued)
	Shares		Value
		MEDIA - 20.0%
	38,076	CBS Corp., Class B	$ 742,101
	24,064	Cablevision Systems Corp., Class A *	543,846
	29,250	Comcast Corp., Special Class A	548,730
	10,000	Meredith Corp.	282,900
	44,100	Playboy Enterprises, Inc., Class B *	217,854
	19,500	Scholastic Corp. *	558,870
	70,000	Time Warner, Inc.	1,036,000
	22,000	Walt Disney Co. (The)	686,400
			4,616,701

		MISCELLANEOUS MANUFACTURER - 2.8%
	24,000	General Electric Co.	640,560

		PHARMACEUTICALS - 2.9%
	38,500	Pfizer, Inc.	672,595

		RETAIL - 12.2%
	5,000	CVS Caremark Corp.	197,850
	10,900	DineEquity, Inc.	407,224
	23,000	Home Depot, Inc.	538,660
	29,000	Limited Brands, Inc.	488,650
	13,300	McDonald's Corp.	747,726
	40,500	Saks, Inc. *	444,690
			2,824,800

		SEMICONDUCTORS - 0.4%
	12,000	DSP Group, Inc. *	84,000

		SOFTWARE - 2.1%
	18,000	Microsoft Corp.	495,180

	See accompanying notes to financial statements.

	BOYAR VALUE FUND, INC.
	PORTFOLIO OF INVESTMENTS (Unaudited)
	June 30, 2008 (Continued)
	Shares		Value
		TELECOMMUNICATIONS - 0.7%
	13,441	Windstream Corp.	$ 165,862

		TRANSPORTATION - 2.1%
	8,000	United Parcel Service, Inc. Class B	491,760

		TOTAL COMMON STOCKS (Cost $16,950,929)	17,111,187

	Principal
	Amount
		U.S. GOVERNMENT & AGENCY OBLIGATION - 21.6%
	$ 5,005,000	Federal Home Loan Bank Discount Notes, 2.208%, 7/24/08 (Cost $4,998,155)	4,998,155

		TOTAL INVESTMENTS - 95.6% (Cost $21,949,084) (a)	$ 22,109,342

		OTHER ASSETS & LIABILITIES - 4.4%	985,673
		NET ASSETS - 100.0%	$ 23,095,015

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is substantially the same and differs from
	market value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized appreciation:	$ 2,676,524
		Unrealized depreciation:	(2,516,266)
		Net unrealized appreciation:	$ 160,258

*	Non-Income producing security.
**	Money market fund; interest rate reflects seven-day effective yield on June 30, 2008.

	See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2008 (Unaudited)

ASSETS
Investment securities, at cost	$ 21,949,084
Investment securities, at value	$ 22,109,342
Receivable for securities sold	1,362,809
Dividends and interest receivable	33,768
Receivable for Fund shares sold	4,030
Prepaid expenses and other assets	55,779
TOTAL ASSETS	23,565,728

LIABILITIES
Payable to custodian	375,363
Fund shares repurchased	17,705
Investment advisory fees payable	11,567
Management fees payable	11,239
Distribution fees payable	9,259
Fees payable to other affiliates	7,592
Accrued expenses and other liabilities	37,988
TOTAL LIABILITIES	470,713
NET ASSETS	$ 23,095,015

Net Assets Consist Of:
Paid in capital	$ 23,314,396
Accumulated net investment Income	85,621
Accumulated net realized loss from security transactions	(465,260)
Net unrealized appreciation of investments	160,258
NET ASSETS	$ 23,095,015

Shares of capital stock outstanding (1,000,000,000 shares authorized, $0.001 par value)	1,848,813

Net asset value and redemption price per share (Net assets ÷ shares outstanding) (a)	$ 12.49

Maximum offering price per share (maximum sales charge of 5.00%) (b)	$ 13.15

(a)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. Redemptions made within 60 days of purchase may be assessed a redemption fee of 2.00%.
(b) On investments of $50,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2008 (Unaudited)

INVESTMENT INCOME
Dividends	$ 245,127
Interest	88,281
TOTAL INVESTMENT INCOME	333,408

EXPENSES
Investment advisory fees	70,835
Management fees	70,835
Professional fees	36,220
Distribution fees	35,417
Administrative services fees	22,104
Accounting services fees	12,374
Directors' fees and expenses	9,742
Insurance expense	9,100
Compliance officer fees	9,100
Transfer agent fees	8,882
Registration fees	7,280
Printing and postage expenses	6,350
Custodian fees	4,446
Other expenses	9,102
TOTAL EXPENSES	311,787

Fees waived by the Advisor	(32,000)
Fees waived by the Manager	(32,000)
NET EXPENSES	247,787
NET INVESTMENT INCOME	85,621

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from security transactions	(212,755)
Net change in unrealized appreciation (depreciation) of investments	(5,357,444)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(5,570,199)
Shares of capital stock outstanding (1,000,000,000 shares authorized, $0.001 par value)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$ (5,484,578)

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six	For the Year
	Months Ended	Ended
	June 30, 2008	December 31,
	(Unaudited)	2007
FROM OPERATIONS
Net investment income	$ 85,621	$ 248,079
Net realized gain (loss) from security transactions	(212,755)	1,564,567
Net change in unrealized appreciation (depreciation) on investments	(5,357,444)	(3,311,820)
Net increase (decrease) in net assets resulting from operations	(5,484,578)	(1,499,174)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	-	(1,906,707)
From net investment income	-	(262,737)
From distributions to shareholders	-	(2,169,444)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	582,698	4,035,816
Net asset value of shares issued in
reinvestment of distributions to shareholders	-	2,031,198
Payments for shares redeemed	(3,379,174)	(5,675,975)
Redemption fee proceeds	54	2,027
Net increase (decrease) in net assets from capital share transactions	(2,796,422)	393,066

TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,281,000)	(3,275,552)

NET ASSETS
Beginning of Period	31,376,015	34,651,567
End of Period*	$ 23,095,015	$ 31,376,015
* Includes accumulated net investment income of:	$ 85,621	$ -

CAPITAL SHARE ACTIVITY
Shares Sold	41,548	234,449
Shares Reinvested	-	132,415
Shares Redeemed	(253,712)	(327,671)
Net increase (decrease) in shares outstanding	(212,164)	39,193

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Capital Stock Outstanding Throughout Each Period

	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	June 30, 2008		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 15.22		$ 17.14	$ 14.87	$ 15.28	$ 14.44	$ 11.76

Activity from investment operations:
Net investment income (loss)	0.05		0.13	0.25	0.04	(0.02)	(0.04)
Net realized and unrealized
gain (loss) on investments (3)	(2.77)		(0.92)	2.69	(0.02)	0.87	3.09
Total from investment operations	(2.73)		(0.79)	2.94	0.02	0.85	3.05

Less distributions from:
Net investment income	-		(0.14)	(0.25)	(0.04)	-	-
Net realized gains	-		(0.99)	(0.42)	(0.39)	(0.01)	(0.37)
Total distributions	-		(1.13)	(0.67)	(0.43)	(0.01)	(0.37)

Net Asset Value, End of Period	$ 12.49		$ 15.22	$ 17.14	$ 14.87	$ 15.28	$ 14.44

Total Return (1)	(17.94)%	(5)	(4.70)%	19.72%	0.11%	5.87%	25.90%

Net Assets, At End of Period	$23,095,015		$31,376,015	$34,651,567	$29,747,826	$33,485,370	$26,649,602

Ratio of gross expenses to average
net assets (2)	2.20%	(4)	1.95%	2.16%	2.35%	2.51%	2.69%
Ratio of net expenses to average
net assets	1.75%	(4)	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income (loss)
to average net assets	0.60%	(4)	0.72%	1.58%	0.24%	(0.12)%	(0.38)%

Portfolio Turnover Rate	6%	(5)	6%	12%	9%	7%	19%

(1)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor, Manager and Distributor.
(3)	Effect of redemption fees which became effective May 1, 2004 are included in net realized and unrealized gain (loss) on investments.
However, separately these amounts were less than $0.01 per share.
(4)	Annualized for periods less than one year.
(5) Not annualized.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

June 30, 2008 (Unaudited)

1.

ORGANIZATION

Boyar Value Fund, Inc. (the “Fund”) was incorporated on February 28, 1997 under the laws of the State of Maryland and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company.   The Fund seeks long-term capital appreciation, which it pursues by investing primarily in equity securities of companies that are believed by the Fund’s Investment Advisor to be intrinsically undervalued.

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the U.S.A. (“GAAP”).

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day as of which such value is being determined and securities listed on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  If there has been no sale on such day, the security is valued at the mean of the last quoted bid and asked prices.  If no bid or asked prices are quoted or if the Advisor believes the market quotations are not reflective of market value, then the security is valued at a fair value determined in accordance with the Pricing and Valuation Guidelines approved by the Board of Directors (the “Board”). Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

In September of 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.   However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2008 (Unaudited)

Various inputs are used in determining the value of each fund's investments relating to FAS 157.

These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund's investments carried at fair value.

Boyar Value Fund, Inc.:

Valuation Inputs	Investments in Securities ($)	Other Financial Instruments* ($)
Level 1 – Quoted Prices	17,111,187	-
Level 2 – Other Significant Observable Inputs	4,998,155	-
Level 3 – Significant Unobservable Inputs	-	-
Total	22,109,342	-

*Other financial instruments include derivative instruments such as futures, forward currency exchange contracts and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal income tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2008 (Unaudited)

regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

On July 13, 2006, FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes’ (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  The adoption of FIN 48 had no impact on the Fund’s net assets or results of operations.

Use of Estimates – The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

3.

INVESTMENT TRANSACTIONS

For the six months ended June 30, 2008, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $1,284,281 and $2,465,978, respectively.

4.

TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are supervised by the Board, which is responsible for the overall management of the Fund. Ladenburg Thalmann Fund Management LLC serves as the Fund’s manager (the “Manager”). Boyar Asset Management, Inc. (the “Advisor”) provides continuous advisory services to the Fund, and Ladenburg Thalmann & Co., Inc. (the “Distributor”) acts as distributor of the Fund’s shares. The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. Certain Directors and officers of the Fund are also officers of the Manager, Advisor or GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to a Management Agreement with the Fund, the Manager, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others, including the Advisor.  As compensation for its services and the related expenses borne by the Manager, the Fund pays the Manager a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Pursuant to an Investment Advisory Agreement among the Manager, the Advisor and the Fund, the Advisor agrees to furnish continuous investment advisory services to the Fund.  For these services, the

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2008 (Unaudited)

Fund pays the Advisor an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Pursuant to a written contract, the Manager, the Advisor and the Distributor have agreed, until April 30, 2009, to waive a portion of their respective management fee, advisory fee and amounts, if any, payable to the Distributor pursuant to the Fund’s 12b-1 Plan (see below), and the Manager has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed 1.75% per annum of the Fund’s average daily net assets.  During the term of this Agreement, to the extent that Operating Expenses incurred by the Fund in any fiscal year after waiver of advisory fees of the Advisor, management fees of the Manager and fees payable to the Distributor ("Rule 12b-1 fees") exceed 1.75% per annum of the Fund's average daily net assets, such excess amount shall be the liability of the Manager. To the extent Operating Expenses in any fiscal year do not exceed 1.75% per annum of the Fund's average daily net assets, the management fee, advisory fee and Rule 12b-1 fees shall be payable by the Fund in the following order:

o

first, the Distributor shall be entitled to receive the Rule 12b-1 fees up to the amount payable under the Fund's 12b-1 Plan; and

o

thereafter, the Manager and the Advisor shall each be entitled to receive a proportionate amount of their respective management fee and advisory fee up to the amounts payable under the Management Agreement or the Advisory Agreement, as applicable.

If the Manager, the Advisor or the Distributor waives any fee or reimburses any expense pursuant to this Agreement, and the Fund's Operating Expenses are subsequently less than 1.75% of average daily net assets, the Manager, the Advisor and the Distributor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.75% of average daily net assets. If Fund Operating Expenses subsequently exceed 1.75% per annum of the Fund's average daily net assets, the reimbursements shall be suspended. The Advisor, the Manager and the Distributor may each seek reimbursement only for expenses waived or paid by it during the two fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed hereunder to the extent they were waived or paid after the date of this Agreement (or any similar agreement). This Agreement may be continued from year to year thereafter provided each such continuance is specifically approved by the Fund, the Advisor, the Manager and the Distributor, including with respect to the Fund a majority of the non-interested Directors of the Fund; provided, however, that no party shall be obligated to extend the term of this Agreement. This Agreement shall terminate automatically with respect to the Fund and to the Advisor, the Manager or the Distributor upon the termination of the Advisory Agreement, the Management Agreement or the 12b-1 Plan, respectively.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2008 (Unaudited)

As of June 30, 2008, the Manager, the Advisor, and the Distributor have the following amounts of waived/reimbursed expenses that may be recovered:

Amount

Expiration Date

  $127,390

December 31, 2008

  $70,106

December 31, 2009

The Fund has adopted a Shareholder Servicing and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to the Distributor, to provide compensation for ongoing services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. For the six months ended June 30, 2008, the Distributor received $7,124 from front-end sales charges, of which $742 was retained by the principal underwriter or other affiliated broker-dealers.

During the six months ended June 30, 2008, Mark Boyar & Co., Inc., a registered broker/dealer and an affiliate of the Fund executed trades on behalf of the Fund.  These trades were cleared through Pershing Investments LLC and Mark Boyar & Co., Inc. received $5,094 in trade commissions.

The Fund has entered into separate servicing agreements with Gemini Fund Services, LLC (“GFS”), whereby GFS will provide administrative, fund accounting, transfer agent services and custody administration services to the Fund.  GFS has its principal office at 450 Wireless Boulevard, Hauppauge, New York 11788. GFS’ compensation for providing such services and necessary personnel is as follows:

Administration.  The Fund pays GFS an asset-based fee in decreasing percentages as Fund assets reach certain breakpoints.  The Fund is subject to a minimum annual fee.   The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly as follows:

The greater of:

A minimum annual fee of $40,000 per annum or

-

10 basis points or 0.10% on the first $100 million in net assets

-

8 basis points or 0.08% on the next $150 million in net assets

-

6 basis points or 0.06% on net assets greater than $250 million

Fund Accounting.  Total charges for Fund Accounting services include asset-based fees and out-of-pocket expenses. Fees are calculated based upon the average net assets of the Fund for the previous month.  The Fund pays GFS a base annual fee of $24,000 plus a basis point fee in decreasing percentages as Fund assets reach certain breakpoints, as follows:

-

2 basis points or 0.02% on net assets of $25 million to $100 million

-

1 basis point or 0.01% on net assets greater than $100 million

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2008 (Unaudited)

Transfer Agent.  For the services rendered by GFS, in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.   The Fees are billed monthly as follows:

- The greater of the annual minimum or per account charges.   The annual minimum is $15,000 and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

Custody Administration. Pursuant to the terms of the Fund’s Custody Agreement with Bank of New York (the “Custody Agreement”), the Fund pays an asset-based custody fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Agreement. GFS receives a portion of these fees for performing certain custody administration services.   GFS’s share of such fees collected for the six months ended June 30, 2008 was $2,643.  The Custody fees listed in the Statement of Operations include the fees paid to GFS as Custody Administrator.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”) (formerly Fund Compliance Services, LLC), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the six months ended June 30, 2008, the Fund incurred expenses of $9,100 for compliance services pursuant to the Trust’s Agreement with NLCS.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.   For the six months ended June 30, 2008, GemCom collected amounts totaling $2,481 for EDGAR and printing services performed for the Fund.

5.

REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund.  For six months ended June 30, 2008, the Fund assessed $54 in redemption fees. This fee does not apply to shares acquired through reinvestment of dividends and other distributions.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2008 (Unaudited)

6.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the following periods was as follows:

The difference between book basis and tax basis character of distributions as of December 31, 2007 is attributable to the reclass of short-term capital gains to ordinary income.

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.   The Fund incurred and elected to defer $239,685 of such capital losses.

Permanent book and tax differences resulted in reclassification for the period ended December 31, 2007 as follows: a decrease in paid-in capital of $14,422, an increase in undistributed net investment income/(loss) of $8,461 and an increase in accumulated net realized gain/(loss) from security transactions of $5,961.

BOYAR VALUE FUND, INC.

EXPENSE EXAMPLES

June 30, 2008

 (Unaudited)

As a shareholder of the Boyar Value Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and redemption fees; (2) ongoing costs, including management fees and distribution fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Boyar Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2008 through June 30, 2008.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Boyar Value Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/08	Ending Account Value 6/30/08	Expenses Paid During Period* 1/1/08 – 6/30/08	Expense Ratio During Period ** 1/1/08 – 6/30/08
Actual	$1,000.00	$820.60	$7.92	1.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.16	$8.77	1.75%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year [182] divided by the number of days in the fiscal year [366].

**Annualized.

BOYAR VALUE FUND, INC.

SUPPLEMENTAL INFORMATION (Continued)

June 30, 2008 (Unaudited)

The following table contains basic information regarding the Directors and Officers, respectively, that oversee operations of the Fund.

Name, Contact Address and Age	Position Held with the Fund	Term of Office and Length of Time Served (1)	Principal Occupations During Past 5 Years	Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside the Fund Complex
INTERESTED DIRECTORS:
Mark A. Boyar (2) 35 East 21st Street New York, NY 10010 Age: 65	Chairman	Since Inception	President, Boyar Asset Management, Inc; President, Mark Boyar & Co., Inc.; Manager, Ebbets Field Association LLC; Partner, Boyar G.P. Holdings Ltd.	1	Chairman, Boyar G.P. Holdings Ltd.; Chairman, N.R.M.B. Management, Inc

DISINTERESTED DIRECTORS:
Jay R. Petschek C/O Corsair Capital Management, LLC 350 Madison Ave., 9th Floor New York, NY 10017 Age: 49	Director	Since Inception	Managing Member, Corsair Capital Management, LLC; Vice President, C.E. Unterberg, Towbin; Executive Vice President, Brean Murray & Co., Inc.	1	Director, Dab-O-Matic Corp., Global Opportunity Partners Ltd., Recognition Media LLC
Henry A. Alpert 3333 New Hyde Park Road Suite 201 New Hyde Park, NY 11042 Age: 60	Director	Since Inception	President, Spartan Petroleum	1	Director, Griffon Corp,; Trustee, Incorporated Village of Old Westbury.
Richard Finkelstein 1000 Clint Moore Rd. Suite 110 Boca Raton, FL 33487 Age: 58	Director	Since Inception	President, Kenco Communities	1	None
OFFICERS:
Michael J. Wagner 450 Wireless Blvd. Hauppauge, NY 11788 Age: 57	Chief Compliance Officer	June 2006 – present

President of Northern Lights Compliance Services, LLC (2006 – present); Senior Vice President of Northern Lights Compliance Services, LLC (2004 – 2006); Vice President of GemCom, LLC (2004 – present); President and Chief Operations Officer of Gemini Fund Services, LLC (2003 – 2006); Senior Vice President, Fund Accounting, of Orbitex Fund Services (2001-2002); Director, Constellation Trust Company (2005- present).

				N/A	None
Andrew B. Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Age: 39	President	June 2006 – present

President and Manager, Gemini Fund Services, LLC (3/2006-Present); Senior Vice President and Director of Administration (2001-2005), Manager Fund Compliance Services, LLC (3/2006-Present); Manager (since 3/2006) and President, (2004 – Present), GemCom, LLC; Vice President, JP Morgan Chase & Co. (1998 - 2001).

				N/A	None
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Age: 38	Treasurer	June 2006 - present

Executive Vice President and Director of Fund Administration, Gemini Fund Services, LLC (2006 - Present); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 – Present); Vice President, GemCom, LLC (2004 - Present); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

				N/A	None
Emile R. Molineaux 450 Wireless Blvd. Hauppauge, NY 11788 Age: 46	Secretary	July 2005 - present	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Vice President, Fund Compliance Services, LLC; (2003 - Present); In-house Counsel, The Dreyfus Funds (1999 - 2003)	N/A	None

(1) Each Director is elected to serve in accordance with the Articles of the Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.

(2) Mr. Boyar is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because of his relationship with Boyar Asset Management, Inc.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-800-266-5566 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-266-5566.

FUND MANAGER

Ladenburg Thalmann Fund Management, LLC

520 Madison Avenue, 4th Floor

New York, New York 10022

INVESTMENT ADVISOR

Boyar Asset Management, Inc.

35 East 21st Street

New York, New York 10010

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.   Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a Vote of Security Holder.   None.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of June 30, 2007, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

The Boyar Value Fund, Inc.

By (Signature and Title)

*

 Andrew B. Rogers

/s/ Andrew B. Rogers, President

Date

9/3/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

Andrew B. Rogers

/s/ Andrew B. Rogers, President

Date

9/3/08

By (Signature and Title)

*

Kevin E. Wolf

/s/ Kevin E. Wolf, Treasurer

Date

9/3/08

* Print the name and title of each signing officer under his or her signature.